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                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the use in this Registration Statement on Form SB-2 of our report included herein dated March 31, 1998, relating to the financial statements of Transition Auto Finance II, Inc., and to our firm being named under the caption "Experts" in the Prospectus.



                                         /s/  Sprouse & Winn, L.L.P.


Austin, Texas 78701
June 18, 1998